Myers Acquisition of Signature Systems January 2, 2024

Safe Harbor Statement & Non-GAAP Measures Statements in this presentation include “forward-looking” statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including information regarding the Company’s financial outlook, future plans, objectives, business prospects and anticipated financial performance. Forward-looking statements can be identified by words such as “will,” “believe,” “anticipate,” “expect,” “intend,” “plan,” or variations of these words, or similar expressions. These forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, these statements inherently involve a wide range of inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. The Company’s actual actions, results, and financial condition may differ materially from what is expressed or implied by the forward-looking statements. Specific factors that could cause such a difference on our business, financial position, results of operations and/or liquidity include, without limitation, raw material availability, increases in raw material costs, or other production costs; risks associated with our strategic growth initiatives or the failure to achieve the anticipated benefits of such initiatives; unanticipated downturn in business relationships with customers or their purchases; competitive pressures on sales and pricing; changes in the markets for the Company’s business segments; changes in trends and demands in the markets in which the Company competes; operational problems at our manufacturing facilities or unexpected failures at those facilities; future economic and financial conditions in the United States and around the world; inability of the Company to meet future capital requirements; claims, litigation and regulatory actions against the Company; changes in laws and regulations affecting the Company; impacts from the novel coronavirus (“COVID-19”) pandemic; and other risks and uncertainties detailed from time to time in the Company’s filings with the SEC, including without limitation, the risk factors disclosed in Item 1A, “Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. Given these factors, as well as other variables that may affect our operating results, readers should not rely on forward-looking statements, assume that past financial performance will be a reliable indicator of future performance, nor use historical trends to anticipate results or trends in future periods. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. The Company expressly disclaims any obligation or intention to provide updates to the forward-looking statements and the estimates and assumptions associated with them.

A leading North American composite ground protection solutions provider in a high growth infrastructure end market Well-aligned with Myers’ strategy – complementary branded product lines, attractive end market Strong earnings profile, financially attractive for Myers shareholders Advances Myers from Horizon 1 to Horizon 2 of our growth journey within targeted timeframe A Powerful Addition to Myers Industries

Protecting the World from the Ground Up Leading manufacturer of composite ground protection solutions Leading provider of turf protection solutions for stadiums and event venues Significant continued growth opportunity for composite mats due to overall end-market demand and displacement of traditional wood mats $2.7 billion estimated total addressable market for ground protection solutions +$1 trillion infrastructure investment over the next decade – a powerful tailwind for North America ground protection matting demand Sources: Third party research

Full Line of Branded, Differentiated Products A Durable, Sustainable, Composite Ground Protection Solution for Every Application and Every Environment Ground Protection Turf Protection Representative products

A Compelling Opportunity Total Consideration Projected 2023 EBITDA Multiple Projected 2023 Revenue Projected 2023 YoY % $350M 8.0x $122M 14% Projected Adj. 2023 EBITDA Projected Adj. EBITDA % $44M 36% Acquisition is highly accretive to EBITDA and EPS, with a strong free cash flow profile and a platform for continued growth in attractive end markets Strong 2023 Cash conversion projected at over 70% Annualized run-rate operational and cost synergies of $8M expected by 2025 US GAAP EPS projected to be flat to slightly dilutive in 2024, with $0.20 - $0.30 per share accretion in 2025, $0.40 - $0.50 per share accretion in 2026 and additional meaningful accretion beyond 2026

Growing Demand Across Diverse End Markets… Sources: Company data, Third party research 7%

…With Significant Growth Runway

Signature already has a growing presence outside of North America, making the entire global opportunity addressable over time


~$2.7B
~350M sq. ft.
ROW
68% (~$1.8B)
North America
32% (~$0.9B)
Alternative Materials*
81% (285M sq. ft.)
Composite
19% (66M sq. ft.)
Global ground protection matting market ($US)
North America matting market (million sq. ft.)

Composite matting is already the preferred solution for turf protection, and continues to grow faster than alternative materials in ground protection applications

Geographic expansion, continued material conversion and increased infrastructure investment all provide meaningful growth opportunities

Sources: Third party research
** Alternative Materials include wood, gravel, and other legacy materials*

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Transaction Summary Purchase Price $350 million, subject to final working capital adjustment after close Transaction Costs Approximately $6 million excluding financing fees (majority at close) Cost Synergies $8 million in annualized operational and cost synergies implemented by 2025 EPS Impact US GAAP EPS projected to be flat to slightly dilutive in 2024, with $0.20 - $0.30 per share accretion in 2025, $0.40 - $0.50 per share accretion in 2026 and additional meaningful accretion beyond 2026 Financing Transaction to be funded by a secured 5-year $350M term loan A facility Transaction Close Expected to close in first quarter of 2024, with timing of close subject to HSR filing and other closing conditions

Financing and Capital Structures Capital Structure Transaction to be funded by a secured 5-year $350M term loan A facility To amend $250M Senior Revolving Credit Facility Projected debt ratio is within Myers’ strategy to have a net leverage ratio of ~3x at the time of acquisition, with free cashflow expected to allow for paydown to under 2x within two years of closing Interest Coverage projected to be 4-5X in first year

Leading market position Commercial and Operational Excellence opportunities Maintains Myers strong capital structure Positive EBITDA and EPS projections Compelling Transaction for Shareholders High Growth Infrastructure end market Strong Brand Leading Market Position Attainable cost synergies leveraging the Myers Business System Positive ESG Profile with Recyclable Materials Projected debt ratio is within Myers’ strategy to have a net leverage ratio of ~3x at the time of acquisition Combined free cashflow allows for paydown to under 2X within two years of closing Strong EBITDA Earnings Profile and Cash Generation US GAAP EPS projected to be flat to slightly dilutive in 2024, with $0.20 - $0.30 per share accretion in 2025, $0.40 - $0.50 per share accretion in 2026 and additional meaningful accretion beyond 2026

Signature Acquisition is On Strategy Builds on current Myers’ technology capabilities A strong team and excellent cultural fit Moves Myers into adjacent, high-growth, end markets High quality, branded products with a leading market position and a positive ESG profile Highly engineered, large format products with a competitive moat and attractive profit margins Financially accretive with significant synergy potential Catalyst for Myers’ international growth

Myers Moves to Horizon 2 of Long-Term Strategy Focus Revenue Target $1B $2B $3B+ Self Help: Integrated purchasing & supply chain, pricing, SG&A optimization, asset reliability Organic Growth: Sales & Commercial Excellence, Innovation, eComm Bolt-on M&A within existing plastics technologies Horizon 1 2020 - 2023 Self Help, Organic Growth, Bolt-On M&A Horizon 2 2023 - 2026 Use cash flow and learning/experience gained from Horizon 1 to acquire larger firms in North America Potential to grow in adjacent technologies Enterprise-level M&A with North America focus Continued execution of Horizon 1 + Horizon 3 2026 - 2029 Expand globally via M&A Maintain focus on plastics manufacturing, expand to other substrates Enterprise-level M&A with Global focus Continued execution of Horizons 1 & 2 +

The leading North American composite ground protection solutions provider in a high growth infrastructure end market Well aligned with Myers strategy – market and brand leader, strong earnings profile, attractive end-market Financially attractive for Myers shareholders Advances Myers from Horizon 1 to Horizon 2 of our growth journey within targeted timeframe Summary and Next Steps Anticipated closing first quarter 2024, subject to closing conditions Transaction will be discussed further during the Myers 4Q earnings call and at Myers Investor Day on March 19, 2024

Appendix – Non-GAAP Reconciliations 15

Non-GAAP Reconciliations (1) Adjusting items remove transaction expenses, management fees, unrealized currency losses, losses on sales of discontinued products and other costs not representative of the core operations 16